SEPTEMBER 29, 2020

Summary Prospectus

BlackRock Funds IV  |  Class K Shares

•	BlackRock Systematic Multi-Strategy Fund

Class K: BKMBX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders, and other information about the Fund, including the Fund’s statement of additional information, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 537-4942 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated September 29, 2020, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 537-4942 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock Systematic Multi-Strategy Fund

Investment Objective

The investment objective of BlackRock Systematic Multi-Strategy Fund (formerly known as BlackRock Alternative Capital Strategies Fund) (the “Fund”), a series of BlackRock Funds IV (the “Trust”), is to seek total return comprised of current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee[1]	0.80%
Distribution and/or Service (12b-1) Fees	—%
Other Expenses[2]	0.44%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.26%
Fee Waivers and/or Expense Reimbursements[1,3]	(0.34)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,3]	0.92%

[1]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 34, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2022. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through April 30, 2022. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Other Expenses are based on estimated amounts for the current fiscal year.

[3]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 34, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.90% (for Class K Shares), through April 30, 2022. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements, and such repayment arrangement will terminate on May 19, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$94	$366	$659	$1,493

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 442% of the average value of its portfolio.

Principal Investment Strategies of the Fund

BlackRock will invest the Fund’s assets through a diversified set of strategies that seek to provide total return comprised of current income and capital appreciation in both periods of strong returns and periods of market stress. The Fund intends to allocate its investments across multiple investment strategies, certain of which will use both long and short positions, which the Fund expects to result in a lower correlation to the equity or fixed-income markets than if the Fund invested in either such market in its entirety. BlackRock will allocate the Fund’s assets across the following three broad strategies: (i) core allocation across the fixed-income and equity markets; (ii) long/short macro strategies; and (iii) long/short alpha strategies. In addition, a portion of the Fund’s assets may be managed pursuant to quantitative model-based strategies.

The Fund seeks to achieve its investment objective by investing in a range of global asset classes, with a focus on fixed and floating rate debt securities and equity securities. The Fund may invest directly in securities or instruments, through derivatives or by investing in other investment companies, including exchange traded funds (“ETFs”). The Fund will have flexibility with respect to its asset allocation and intends to diversify its exposure across a variety of global asset classes and strategies.

The Fund will normally invest in both U.S. and non-U.S. securities, including securities of companies located in emerging markets. The Fund may invest in non-U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non-U.S. and emerging market currencies. The Fund may have significant exposure to foreign currencies. The Fund’s investments in non-U.S. dollar based assets may be made on a currency hedged or unhedged basis.

The Fund’s investment in debt securities may include U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, mortgage to-be-announced (“TBA”) securities, emerging market debt securities, preferred securities, structured products, credit-linked notes, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics. The Fund may invest in fixed, variable and floating rate instruments, including participations and assignments, of any duration or maturity.

The Fund may invest in debt securities of any credit quality, as determined by Fund management, which may include investment grade securities and high yield securities, including unrated securities (commonly called “junk bonds”).

The Fund’s investment in equity securities may include common stock, preferred stock, securities convertible into common stock, including contingent convertible bonds which are securities convertible into equity if a pre-specified trigger event occurs, and non-convertible preferred stock. The Fund may gain exposure to equity securities through derivatives.

The Fund may invest in derivatives, including but not limited to, swaps, including total return (some of which may be referred to as contracts for difference), credit default, index and interest rate swaps; options; forward contracts; futures; options on futures and swaps; and foreign exchange transactions, for hedging purposes, as well as to enhance returns. There is no limit to the Fund’s ability to invest in derivatives, except as may be limited by the requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and at times the Fund may utilize derivatives to a significant extent. The Fund may utilize derivative instruments to maintain a portion of its portfolio long and short positions. The Fund may also invest in repurchase agreements, reverse repurchase agreements and dollar rolls. The Fund may also invest in indexed and inverse securities.

The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis.

The Fund may engage in short sales for hedging purposes or to enhance total return. The Fund also may make short sales “against the box” without limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

∎	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In November 2019, the Securities and Exchange Commission (the “SEC”) proposed new regulations governing the use of derivatives by registered investment companies. If adopted as proposed, new Rule 18f-4 would impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act, treat derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

∎

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

∎	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

∎

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance. In addition, investment in mortgage dollar rolls and participation in TBA transactions may significantly increase the Fund’s portfolio turnover rate. A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Investment Companies and ETFs Risk — Subject to the limitations set forth in the Investment Company Act or as otherwise limited by the SEC, the Fund may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by BlackRock through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by BlackRock through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

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Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis and is subject to “Model Risk” as described below. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Because the Fund invests in short-term instruments these events have cause some instruments to have declining yields, which may impair the results of the Fund if these conditions persisted. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BlackRock uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.

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Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Supranational Entities Risk — The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

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U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the ICE BofA 3-month U.S. Treasury Bill Index and the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund acquired all of the assets, subject to the liabilities, of BlackRock Alternative Capital Strategies Fund, a series of BlackRock FundsSM (the “Predecessor Fund”), in a reorganization on September 17, 2018 (the “Reorganization”). The Fund adopted the performance of the Predecessor Fund as a result of the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Predecessor Fund had the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Fund as of the date of the Reorganization. Class K Shares do not have a performance history as of the date of this prospectus. As a result, the chart and the table give you a picture of the long-term performance for Institutional Shares of the Fund, which are not offered in this prospectus. The performance of Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares are invested in the same portfolio of securities and performance would differ only to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.

BlackRock Systematic Multi-Strategy Fund

Institutional Shares

ANNUAL TOTAL RETURNS

As of 12/31

During the periods shown in the bar chart, the highest return for a quarter was 4.75% (quarter ended March 31, 2019) and the lowest return for a quarter was –0.63% (quarter ended June 30, 2018).

As of 12/31/19 Average Annual Total Returns	1 Year	Since Inception (May 19, 2015)
BlackRock Systematic Multi-Strategy Fund — Institutional Shares
Return Before Taxes	8.43%	4.76%
Return After Taxes on Distributions	6.78%	2.86%
Return After Taxes on Distributions and Sale of Fund Shares	5.01%	2.91%
ICE BofA 3-Month U.S. Treasury Bill Index (Reflects no deduction for fees, expenses or taxes)	2.28%	1.16%
Bloomberg Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	8.72%	3.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock International Limited (the “Sub-Adviser”). Where applicable, the use of the term BlackRock also refers to the Sub-Adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Tom Parker, CFA	2015*	Managing Director of BlackRock, Inc.

Scott Radell	2015*	Managing Director of BlackRock, Inc.

Jeffrey Rosenberg, CFA	2018	Managing Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.

Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a Financial Intermediary (as defined below) that has entered into an agreement with the Fund’s distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iv) fee-based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Fund’s distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee-based advisory clients through an omnibus account held at the Fund or (b) transacts in the Fund’s shares through another intermediary that has executed such an agreement and (v) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund in the same account since August 15, 2016.

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019), or online at www.blackrock.com. Institutional Investors are subject to a $5 million minimum initial investment requirement. Other investors, including Employer-Sponsored Retirement Plans, have no minimum initial investment requirement. There is no minimum investment amount for additional purchases.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code of 1986, as amended. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial professional or selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock and its affiliates) (each a “Financial Intermediary”), the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.

Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Fund assets, or the Fund’s distributor’s or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) with respect to assets invested in Class K Shares.

Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE # 811-23341

SPRO-SMS-K-0920